Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

U.S. Bond Index

Fund

(fund number 651)

Prospectus

April 26, 2000

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109
and

Annual Report

for the year ended February 29, 2000

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information About the Index

Annual Report

Performance	A-2	How the fund has done over time.
Fund Talk	A-5	The manager's review of fund performance, strategy, and outlook.
Investment Changes	A-8	A summary of major shifts in the fund's investments over the past six months.
Investments	A-9	A complete list of the fund's investments with their market values.
Financial Statements	A-21	Statement of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	A-25	Notes to the financial statements.
Report of Independent Accountants	A-29	The auditors' opinion.
Distributions	A-30

Prospectus

Fund Summary

Investment Summary

Investment Objective

U.S. Bond Index Fund seeks to provide investment results that correspond to the total return of the bonds in the Lehman Brothers Aggregate Bond Index.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of the fund's assets in bonds included in the Lehman Brothers Aggregate Bond Index.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure and credit quality.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

U.S. Bond Index
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999
	16.37%	7.97%	10.21%	-2.61%	18.00%	3.39%	9.55%	8.87%	-0.95%

During the periods shown in the chart for U.S. Bond Index, the highest return for a quarter was 6.10% (quarter ended June 30, 1995) and the lowest return for a quarter was -2.62% (quarter ended March 31, 1994).

The year-to-date return as of March 31, 2000 for U.S. Bond Index was 2.31%.

Average Annual Returns

For the periods ended December 31, 1999	Past 1 year	Past 5 years	Life of fundA
U.S. Bond Index	-0.95%	7.58%	8.04%
Lehman Brothers Aggregate Bond Index	-0.82%	7.73%	7.95%
Lipper Intermediate U.S. Government Funds Average	-1.68%	6.35%	n/a

A From March 8, 1990.

If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual fund operating expenses (paid from fund assets)

Management fee	0.32%
Distribution and Service (12b-1) fee	None
Other expenses	0.18%
Total annual fund operating expensesA	0.50%

A FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.32%. This arrangement can be discontinued by FMR at any time. FMR will provide 90 days' notice to shareholders if this arrangement is changed.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses, after reimbursement, would have been 0.31%.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

1 year	$ 51
3 years	$ 160
5 years	$ 280
10 years	$ 628

Prospectus

Fund Basics

Investment Details

Investment Objective

U.S. Bond Index Fund seeks to provide investment results that correspond to the total return of the bonds in the Lehman Brothers Aggregate Bond Index.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in bonds included in the Lehman Brothers Aggregate Bond Index (the Index). The Index is composed of U.S. dollar denominated, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities.

FMR may use statistical sampling techniques to attempt to replicate the returns of the Index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the Index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure and credit quality. FMR expects the fund's investments will approximate the broad market sector weightings of the Index within a range of ±10%.

The fundmay not track the Index perfectly because differences between the Index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the Index are valued can cause differences in performance.

In order to earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

U.S. Bond Index Fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Lehman Brothers Aggregate Bond Index.

Prospectus

Fund Basics - continued

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product and service information, please use the following phone numbers:

  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FASTSM ), 1-800-544-5555.
  For Individual Accounts (investing through a retirement plan sponsor or other institution)

Refer to your plan materials or contact that institution directly.

  For Retirement Plan Level Accounts

Corporate Clients: 1-800-962-1375 (initial and additional investments)

(8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday).

"Not for Profit" Clients, 1-800-343-0860 (8:00 a.m. - 12:00 midnight Eastern time, Monday through Friday).

  For Financial and Other Institutions

1-800-843-3001 (initial and additional investments)

(8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

  For Rollover IRAs, 1-800-544-6666.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments®
P.O. Box 770001
Cincinnati, OH 45277-0002

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Prospectus

Shareholder Information - continued

Ways to Set Up Your Account
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships or other groups
Tax-Advantaged Retirement Plans Fidelity can set up your new account in the fund under one of several plans that provide tax-advantaged ways to save for retirement.
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares of the fund may be bought in exchange for securities you hold that meet the fund's investment objective, policies, and limitations. Fidelity may refuse a securities exchange for any reason. You may realize a gain or loss for federal income tax purposes upon a securities exchange. For further information, call Fidelity at the appropriate number found in "General Information." Do not send securities to the fund or to Fidelity.

Prospectus

Shareholder Information - continued

Minimums

To Open an Account	$100,000
For certain Fidelity retirement accountsA	$500
To Add to an Account	$2,500
For certain Fidelity retirement accountsA	$250
Minimum Balance	$100,000
For certain Fidelity retirement accountsA	$500

A Fidelity Rollover IRA and Keogh accounts.

There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone

To Open an Account

  Exchange from another Fidelity fund. Call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from another Fidelity fund. Call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Money Line® to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

To Open an Account

  Call Fidelity at the appropriate number found in "General Information" for an account application. Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

Wire

To Open an Account

  Call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.

To Add to an Account

  Call Fidelity at the appropriate number found in "General Information" for instructions.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);

Prospectus

Shareholder Information - continued

  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $100,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
Key Information
Phone

All Account Types

  Call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Money Line to transfer to your bank account.
  Exchange to other Fidelity funds. Call Fidelity at the appropriate number found in "General Information."

Retirement Account

  If you have invested through an employer-sponsored retirement plan, call your employer or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Retirement Account

  The account owner should complete a retirement distribution form. If you have invested through an employer-sponsored retirement plan, call your employer or call Fidelity at the appropriate number found in "General Information" to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it.
  Call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to Fidelity at the address found in "General Information."

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

Shareholder Information - continued

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

If your account balance falls below $100,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in April and December.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

U.S. Bond Index is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 25, 1999, FMR had approximately $521.7 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 29, 1999, FIMM had approximately $159.8 billion in discretionary assets under management.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fund's annual management fee rate is 0.32% of its average net assets.

For the fiscal year ended February 29, 2000, the fund paid a management fee of 0.14% of the fund's average net assets,after reimbursement.

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments.

Prospectus

Fund Services - continued

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Year ended February 28,	2000 E	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.800	$ 10.800	$ 10.480	$ 10.710	$ 10.250
Income from Investment Operations
 Net investment income	.678 B	.690 B	.738B	.739B	.755
Net realized and unrealized gain (loss)	(.573)	(.003)	.316	(.235)	.460
 Total from investment operations	.105	.687	1.054	.504	1.215
Less Distributions
From net investment income	(.675)	(.687)	(.734)	(.734)	(.755)
 From net realized gain	(.054)	-	-	-	-
 In excess of net realized gain	(.006)	-	-	-	-
Total distributions	(.735)	(.687)	(.734)	(.734)	(.755)
Net asset value, end of period	$ 10.170	$ 10.800	$ 10.800	$ 10.480	$ 10.710
Total Return A	1.03%	6.48%	10.41%	4.93%	12.13%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,538	$ 1,295	$ 815	$ 568	$ 476
Ratio of expenses to average net assets	.32% C	.32% C	.32% C	.32% C	.32%C
Ratio of expenses to average net assets after expense reductions	.31% D	.31% D	.31% D	.31% D	.31%D
Ratio of net investment income to average net assets	6.53%	6.35%	6.98%	7.05%	7.11%
Portfolio turnover rate	133%	184%	97%	65%	128%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E E For the year ended February 29

Prospectus

Appendix - continued

Additional Information About the Index

Inclusion of a security in the Lehman Brothers Aggregate Bond Index (the Index) in no way implies an opinion by Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment for the fund. Lehman Brothers, Inc. is neither an affiliate nor a sponsor of the fund and inclusion of a security in the Index does not imply that it is a good investment.

Prospectus

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-5251

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, and Fidelity On-Line Xpress+ are registered trademarks of FMR Corp.

FAST is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.701176.102 UBI-pro-0400